                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2005

                                  MDWERKS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         333-118155                                           33-1095411
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(Commission File Number)              (IRS Employer Identification Number)

                            Windolph Center, Suite I
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                              1020 N.W. 6th Street
                            Deerfield Beach, FL 33442
                    (Address of Principal Executive Offices)

                                 (954) 834-0352
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On February 16, 2006, MDwerks, Inc. issued a press release announcing that it entered into a non-binding letter of intent to acquire substantially all of the assets of Odyssey Healthcare Consultants, Inc., a virtual medical billing company based in Boca Raton, Florida.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         The following exhibits are filed as part of this report:

         Exhibit No.                Description
         -----------                -----------
            99.1                    Press release dated February 16, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MDWERKS, INC.

Dated: February 16, 2006                    By: /s/ Howard B. Katz
                                                ----------------------
                                                Howard B. Katz
                                                Chief Executive Officer

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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------
             99.1                   Press release dated February 16, 2006.

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